Exhibit 99.1 Encore Capital Group, Inc. Investor Presentation September 2020 Proprietary and Confidential

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS This presentation has been prepared by Encore Capital Group, Inc. (“Encore” or the “Company") and the market price of the notes, could be materially adversely affected. You should not place solely for informational purposes. For the purposes of this disclaimer, the presentation that follows undue reliance on these forward-looking statements. All subsequent written and oral forward- shall mean and include the slides that follow, the oral presentation of the slides by the Company or looking statements attributable to the Company or any person acting on its behalf are expressly any person on its behalf, any question-and-answer session that follows the oral presentation, hard qualified in their entirety by the cautionary statements referenced above. Forward-looking copies of this document and any materials distributed in connection with the presentation. statements speak only as of the date on which such statements are made. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward- The Company has included non-GAAP financial measures in this presentation. These looking statement to reflect events or circumstances after the date on which such statement is measurements may not be comparable to those of other companies. Reference to these non- made, or to reflect the occurrence of unanticipated events. GAAP financial measures should be considered in addition to GAAP financial measures, but should not be considered а substitute for results that are presented in accordance with GAAP. The The presentation does not constitute or form part of, and should not be construed as, an offer to information contained in this presentation has not been subject to any independent audit or review. sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire the Company or the No representation, warranty or undertaking, express or implied, is made to, and no reliance should Company's securities, or an inducement to enter into investment activity. No part of this be placed on, the fairness, accuracy, completeness or correctness of the information or opinions presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection herein. No responsibility or liability (including in respect of direct, indirect or consequential loss or with, any contract or commitment or investment decision whatsoever. This presentation is not for damage) is assumed by any person for such information or opinions or for any errors or omissions. publication, release or distribution. А significant portion of the information contained in this document, including all market data and trend information, is based on estimates or expectations of the Company, and there can be no assurance that these estimates or expectations are or will prove to be accurate. Our internal estimates have not been verified by an external expert, and we cannot guarantee that a third party using different methods to assemble, analyze or compute market information and data would obtain or generate the same results. We have not verified the accuracy of such information, data or predictions contained in this report that were taken or derived from industry publications, public documents of our competitors or other external sources. Further, our competitors may define our and their markets differently than we do. In addition, past performance of the Company is not indicative of future performance. The future performance of the Company will depend on numerous factors which are subject to uncertainty. Certain statements contained in this document that are not statements of historical fact, including, without limitation, any statements preceded by, followed by or including the words "targets," "believes," "expects," "aims," "intends," "may," "anticipates," "would," "could" or similar expressions or the negative thereof, constitute forward-looking statements, notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward- looking statements. Examples of forward-looking statements include, but are not limited to: (i) statements about future financial and operating results; (ii) statements of strategic objectives, business prospects, future financial condition, budgets, potential synergies to be derived from acquisitions, projected levels of production, projected costs and projected levels of revenues and profits of the Company or its management or board of directors, (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and outside of the control of the management of the Company. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. We have based these assumptions on information currently available to us, if any one or more of these assumptions turn out to be incorrect, actual market results may differ from those predicted. While we do not know what impact any such differences may have on our business, if there are such differences, our future results of operations and financial condition, 2 Proprietary and Confidential

TODAY’S PRESENTERS President & CEO, CEO, Cabot Encore Ashish Masih Craig Buick 30 11 31 4 EVP & CFO, Encore Jonathan Clark 34 5 Managing VP, Managing VP, Corporate Global Treasury & Development & Corporate Treasury, Encore Development Scott Goverman Tomas Hernanz 34 9 19 4 Years of experience Years at Encore / Cabot 3 Proprietary and Confidential

EXECUTIVE SUMMARY ` We are excited to present to you today our strategy and value proposition for the combined business of Encore Capital Group, Inc. and Cabot Credit Management ` Encore has been in the business of purchasing debt for over 25 years, the Company operates internationally with approximately 7,600 employees(1) and owns c.120 million accounts representing c.64 million unique consumers in the U.S. and U.K. ` On July 24, 2018, Encore acquired the remaining equity interest in Cabot from existing shareholders and formalized the union of Encore’s leadership position in two of the world’s most valuable credit markets (U.S. and the U.K.) ` While the acquisition provided benefits such as the ability to rationalize European operations and simplifying financial reporting, today the two balance sheets remain legally separate and non-recourse to one another ` We are now pursuing a joint financing strategy to combine the two balance sheets, which we believe will result in an enhanced credit profile for both existing and prospective Encore and Cabot lenders and investors: ` Fully leverage the combined size of Encore and Cabot to create the Global leader in the debt purchasing sector ` Significantly enhance geographic reach to create a highly diversified footprint across the most mature markets ` Maximize financial flexibility to leverage global borrowing base and enhance access to capital markets ` Allows Encore to satisfy financial reporting requirements with its quarterly and annual SEC filings ` Allows allocation of capital to the markets with the best returns so as to maximize overall Encore returns and take advantage of varying market cycles impacting pricing and supply across the globe 1) Number of employees as of Q1 2020, as not publicly disclosed in Q2 2020. 4 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix TRANSACTION OVERVIEW Description ` New global funding structure with Encore Capital Group, Inc. serving as the parent entity of the new borrowing group ` Structure leverages the combined Encore global ERC base, including Cabot ` Proposed funding structure implemented through consent solicitation on Cabot's existing SSNs to move the current Parent of the Cabot Restricted Group to Encore Capital Group, Inc. (“New Restricted Group”) ` Existing Cabot Restricted Group covenants as amended by the consent will apply to the new Restricted Group(1) ` Guarantors will comprise all material subsidiaries representing at least 85% of Consolidated EBITDA and Gross Assets(2) ` No legal re-organization envisioned Key highlights ` The transaction will include a New Global RCF ($1,050m) and roll of certain Private Placement Notes ($156m), incurred under the existing super senior credit facility basket of 17.5% of 84m ERC ($6.9bn) ` $471m liquidity available at closing ` Additional financing of $300m is provided with a one-off super senior “stretch” facility at closing ` New stretch facility is intended to be refinanced at the earliest opportunity on a pari passu basis with the amended existing Cabot SSNs (the "New Secured Financing") ` Conservative leverage in line with Company’s target of 2.0-3.0x ` Consolidated net debt / Adjusted EBITDA of 2.5x(3) and consolidated net debt / 84-month ERC of 46.4%(3) 1) Amended appropriately to reflect the combined group. 2) Requirement under the New Global RCF which bonds indirectly benefit from. 3) Represents Q2 2020 metrics pro forma for the transaction. 5 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Appendix

ENCORE CAPITAL GROUP PROPOSED GLOBAL FUNDING STRUCTURE

Sources and Uses

Sources	$m
New Global RCF drawn at closing	739
New Secured Financing	300
Total	**1,039**

Uses	$m
Cabot existing RCF	203
Encore existing RCF	488
Encore existing Term Loan	164
Non-Participating Private Placement Notes	104
Transaction costs (estimate)	47
Cash on balance sheet	33
Total	**1,039**

Capitalisation table

	Current[4] 30-Jun-20				Pro forma 30-Jun-20			
	($m)	x EBITDA[1]	LTV[2]	Adj.	($m)	x EBITDA[1]	LTV[2]	Maturity
Encore RCF[4]	488	0.4x	7.1%	(488)	–	–	–	2021/23
Encore Term Loan	164	0.1x	2.4%	(164)	–	–	–	2021/23
Cabot RCF	203	0.2x	3.0%	(203)	–	–	–	2023
New Global RCF	–	–	–	739	739	0.6x	10.7%	2024
Private Placement Notes[4]	260	0.2x	3.8%	(104)	156	0.1x	2.3%	2024
Total gross super senior secured debt	**1,115**	**0.9x**	**16.2%**	**(220)**	**895**	**0.7x**	**13.0%**	
Total net super senior secured debt	**988**	**0.8x**	**14.4%**	**(253)**	**735**	**0.6x**	**10.7%**	
Existing SSNs	1,085	0.8x	15.8%		1,085	0.8x	15.8%	2023/24
New Secured Financing[3]	–	–	–	300	300	0.2x	4.4%	
UK ABL	434	0.3x	6.3%		434	0.3x	6.3%	2025
Other Debt	21	0.0x	0.3%		21	0.0x	0.3%	
Total gross secured debt	**2,655**	**2.0x**	**38.6%**	**80**	**2,735**	**2.1x**	**39.8%**	
Total net secured debt	**2,528**	**1.9x**	**36.8%**	**47**	**2,575**	**2.0x**	**37.4%**	
Convertibles / Exchangeable Debt[4]	584	0.4x	8.5%		584	0.4x	8.5%	2021/25
Other Debt[5]	32	0.0x	0.5%		32	0.0x	0.5%	
Total gross debt	**3,271**	**2.5x**	**47.6%**	**80**	**3,351**	**2.6x**	**48.7%**	
Total net debt	**3,144**	**2.4x**	**45.7%**	**47**	**3,191**	**2.5x**	**46.4%**	
Cash and equivalents (net of client cash)[4]	**(127)**	**(0.1x)**	**(1.8%)**	**(33)**	**(160)**	**(0.1x)**	**(2.3%)**	

1) Based on LTM Adjusted EBITDA ($561m) and collections applied to principal balance ($740m).
2) Based on 84-month Estimated Remaining Collections ($6,878m).
3) Assumes that the stretch facility is fully refinanced with debt which is pari passu to the existing Cabot SSNs.
4) Pro forma for $40.0m repayment of Encore RCF in July, $89.4m repayment of Convertibles in July and $16.3m repayment of Encore Private Placement Notes in August.
5) Includes $9.0m of finance leases.

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Transaction overview | Company overview | Credit highlights | Appendix

SIMPLIFIED ORGANIZATION CHART

Pre-transaction


Current Encore/MCM Restricted Group
Current Cabot Restricted Group
Currently Unrestricted
Encore Capital Group, Inc.
RCF (USD)
Term Loan (USD)
Private Placement Notes (USD)
USD Convertible Notes
MCM ($3,818M 84-month ERC)
Cabot ($2,813M 84-month ERC)
RCF (GBP)
ABL (GBP)
SSNs (EUR / GBP)
Colombia, Peru ($46M 84-month ERC)
Exchangeable Notes (USD)
Grove(1) ($141M 84-month ERC)
Mexico ($58M 84-month ERC)
Encore Capital Europe Finance

Post-transaction


New Restricted Group Will Include All Entities
New Stretch Facility
USD Convertible Notes
Encore Capital Group, Inc.
Rolled Private Placement Notes
New Global RCF (MCM + Cabot) Multi-currency
MCM ($3,818M 84-month ERC)
Cabot ($2,813M 84-month ERC)
SSNs (EUR / GBP)
ABL (GBP)
Colombia, Peru ($46M 84-month ERC)
Exchangeable Notes (USD)
Grove(1) ($141M 84-month ERC)
Mexico ($58M 84-month ERC)
Encore Capital Europe Finance
Guarantor package for the amended existing Cabot SSNs, the new Global RCF, the rolled Private Placement Notes and any New Secured Financing

Note: ERC figures are illustrative and as of 30-Jun-20.

1) Includes primarily Spanish portfolios held outside of Cabot.

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2. Company overview and update 8 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Appendix

ENCORE AT A GLANCE

Business Overview

- Based in San Diego, CA, Encore Capital Group, Inc. ("Encore" or the "Company") provides debt recovery solutions for consumers across a broad range of assets
- Purchasing debt for over 25 years, the Company operates internationally with approximately 7,600 employees[1] and owns c.120 million accounts representing c.64 million unique consumers in the U.S. and U.K.
  - MCM is the largest debt buyer in the United States
  - Cabot is one of the largest credit management services providers in Europe and the market leader in the UK and Ireland by ERC
- Publicly traded NASDAQ Global Select company (ticker: ECPG) with a market capitalization of ~$1.5bn
- Purchases portfolios of defaulted consumer receivables from credit originators, including banks, credit unions, consumer finance companies and commercial retailers
- Partners with individuals as they repay their debt obligations, helping them towards financial recovery and improving their economic well-being

Main trading brands

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Parent company at Group level

Americas

MCM Midland Credit Management™ — an encore capital group company

Operating in the United States

Europe

CABOT CREDIT MANAGEMENT — an encore capital group company

Operating predominantly in the United Kingdom

Capital Deployed

LTM Q2 2020 Deployments
Total $857mn


Europe
25%
Other
<1%
U.S.
74%

ERC[2]

Q2 2020 180m ERC
Total $8.4bn


Europe
50%
Other
1%
U.S.
49%

Collections

LTM Q2 2020 Collections
Total $2.0bn


Europe
28%
U.S.
70%
Other
2%

Revenues[3]

LTM Q2 2020 Revenues
Total $1.4bn


Other[4]
9%
DP
91%[5]

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Source: Company filings. Market data as of 28-Aug-20.
1) Number of employees as of Q1 2020, as not publicly disclosed in Q2 2020.
2) ERC represents estimated remaining gross collections for purchased receivables.
3) For periods prior to 2020, represents total revenues adjusted for allowances and allowance reversals, net.
4) Represents servicing revenue and other revenues.
5) DP (debt purchasing) represents revenues from owned receivable portfolios.

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Transaction overview | Company overview | Credit highlights | Appendix

ENCORE IS A LEADER IN THE GLOBAL DEBT PURCHASING & RECOVERY SECTOR

Peers[1]

In USDm	Encore Capital Group	Intrum	PRA Group	Lowell	B2Holding	Arrow Global
ERC	★1 8,382[2] (180m)	6,942 (Total ERC)	6,352 (Total ERC)	5,089 (180m)	2,622 (180m)	2,177 (120m)
Revenue mix (Servicing / Purchasing / Other)	91%; 9%[3]	37%; 59%; 4%	99%; 1%	83%; 17%	83%; 9%; 7%	75%; 25%; (4)
Geographical diversification	ERC: US 49%; Europe 50%; Other 1%	ERC: Nordics 22%; Southern Europe 34%; DACH & UK 21%; Other 23%	ERC: Americas 57%; Europe 43%	ERC: UK 60%; DACH 16%; Nordics 24%	ERC: Northern Europe 38%; Poland 15%; Central Europe 21%; W Europe 12%; SE Europe 14%	ERC: UK 37%; Portugal 28%; Netherlands 14%; Italy 19%; Ireland 2%
LTM Collections	★1 2,034	1,162	1,914	954	573	559
LTM Adj. EBITDA[5]	★1 561 + 740	1,207	1,225	632	405	376
LTM Portfolio Purchases	★2 857	808	1,176	434	286	224
Net Debt / LTM Adj. EBITDA[5]	2.5x[6]	4.4x	2.0x	4.8x	3.1x	4.1x
LTM Adj. EBITDA[5] / Interest	6.1x	6.7x	8.5x	2.2x	4.9x	5.5x

Note: Data as of latest reported quarter; Encore, Arrow Global, B2Holding, Intrum, Lowell and PRA Group as of Q2 2020. Net debt represents debt less unrestricted cash and cash equivalents excluding client cash. See Appendix for a reconciliation of Net Debt to GAAP Debt.
1) Peers leverage sourced from public filings.
2) Includes $79.8m of real estate-owned assets in Q2 2020. Prior year reported ERC figures did not include real estate-owned assets.
3) Represents servicing revenue and other revenues.
4) Arrow debt purchasing revenue based on pre-impairment income from investment business.
5) Adjusted EBITDA includes collections applied to principal balance. See appendix for a reconciliation of Adjusted EBITDA to GAAP net income.
6) Represents Q2 2020 metrics pro forma for the transaction.

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Transaction overview Company overview Credit highlights Appendix WE ARE MAKING STEADY PROGRESS ON THREE STRATEGIC PRIORITIES Market Concentrating on the U.S. and the 1 U.K. markets, where we have the Focus highest risk-adjusted returns 2 Competitive Innovating to continually enhance Advantage our competitive advantages 3 Balance Sheet Strengthening our balance sheet Strength while delivering strong results 11 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Appendix

OUR MAJOR FOCUS IS ON OUR MOST VALUABLE MARKETS - THE U.S. AND THE U.K.

1 Our major focus is on our most valuable markets – U.S. and U.K.

Global Deployment LTM Q2 2020



Continental Europe 6%
Other <1%
United Kingdom 19%
United States 74%

LTM Q2 2020 Global Deployments = $857M

Focused Actions

- U.S. deployments in LTM Q2 2020 of $638m exceeded U.S. deployments in LTM Q2 2019 of $610m
- U.K. deployments in LTM Q2 2020 of $164m compared to U.K. deployments in LTM Q2 2019 of $296m
  - Cabot entered into two co-investment agreements in 2019 to capture emerging market opportunities
- Divested our interest in Refinancia (Colombia & Peru) in December 2018
- Divested our interest in Baycorp (Australia and New Zealand) in August 2019
- Divested Brazil portfolio in April 2020

2 Business model transformation has driven operational efficiencies

Primary drivers of cost reduction:

- ✓ India / Costa Rica operations
- ✓ Analytics & consumer-focused call model driving increase in call center/digital collections vs. legal channel
- ✓ Continuous technology / process improvement

Encore Overall Cost-to-Collect[1]



50%
45%
40%
35%
30%
47.6%
43.7%
42.2%
40.0%
39.1%
38.6%
39.2%
38.5%
39.5%
37.9%
37.0%
35.9%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
LTM Q2'20

3 We are growing our ERC while reducing our leverage

- Net Debt/Adjusted EBITDA[2] ratio reduced from 3.2x to 2.4x
- ERC increased by 14% in constant currency[3]
- Extended maturities of Encore convertible notes, Encore RCF, and Cabot high yield bonds

ERC vs. Leverage



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
4x
3x
2x
7,077
7,216
7,221
7,164
7,276
7,350
(4) 7,298
7,733
(5) 8,459
(6) 8,382
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
ERC
Net debt / Adjusted EBITDA + Collections applied to principal balance

Source: Company information.
1) Cost to Collect, also known as Cost Per Dollar Collected, is related to Encore's portfolio purchasing and recovery business and is defined and provided in Encore's annual and quarterly filings with the SEC.
2) Adjusted EBITDA includes collections applied to principal balance. See appendix for a reconciliation of Adjusted EBITDA to GAAP net income.
3) ERC growth in constant currency calculated by employing Q2 2019 foreign currency exchange rates to recalculate Q2 2020 ERC.
4) Q3 2019 ERC total reflects reduction of $120 million of ERC associated with the sale of Baycorp.
5) Gross ERC includes expected collections on real estate-owned assets of approximately $86.2million.
6) Gross ERC includes expected collections on real estate-owned assets of approximately $79.8million.

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Transaction overview | Company overview | Credit highlights | Appendix

IMPACT OF COVID-19 ON THE BUSINESS

COVID-19 impact on overall business

Encore's 2020 YTD results reflect strong continued earnings growth trajectory

- In Q1, anticipated collection delays due to the COVID-19 pandemic caused us to change our collections forecast in line with CECL accounting requirements, resulting in a $109m non-cash charge to revenues
- The vast majority of the changes in our forecast reflected estimated delays in collections, not permanent loss of collections[1]
- Q2 was an outstanding operating period for Encore with record revenues, profits and cash generation, with global collections exceeding our revised collections forecast by 26%
- Through YTD July, on a consolidated basis we have achieved our ERC forecast for the period based on our reported December 31, 2019 ERC forecast[2]:
  - U.S. = 107%
  - U.K. = 94%
  - Other = 67%
  - Encore Consolidated = 100%
- Additionally, collection figures for the month of August are trending in line with YTD July figures

Impact on MCM

MCM Midland Credit Management™ an encore capital group company

MCM has been able to successfully navigate and adjust to the changing environment caused by COVID-19

- Record MCM collections of $386m in Q2 reflect strong growth in call center & digital collections channel
- MCM moved swiftly in transforming to a remote workforce with broad operational capabilities equipped to work from home
- Prioritized efforts on high value activities including servicing in-bound calls, maintaining paying accounts, responding to consumer inquiries, and managing in-process litigation
- Throughout the COVID-19 pandemic, the volume of portfolio sales of charged-off credit cards have remained largely unchanged from our expectations at the beginning of the year; industry expectations are for supply to grow meaningfully in 2021 and we are preparing accordingly

Impact on Cabot

CABOT CREDIT MANAGEMENT an encore capital group company

Cabot adapted quickly to varying conditions in each market with the U.K. business experiencing the smallest impact

- Outlook for the U.K. and Europe has improved as Q2 collections exceeded our revised curves
- Q2 collections better then forecasted at Q1 with the initial impact of COVID-19 not as severe as anticipated
- FCA guidance of offering forbearance in hardship cases is already embedded in Cabot's collections process
- Collections performance varied by country, with largest impact for Cabot in Spain, representing less than 7% of Encore ERC
- Due to COVID-19 outbreak, banks paused portfolio sales to address customers' needs - expect a lower level of supply coming to market in the near-term, followed by an increase in medium-term opportunities at attractive returns as charge-offs are expected to rise meaningfully

Source: Company information.
1) In the U.S. – for Q2-Q4 2020, estimated delays of 12 to 21 months; in Europe – for Q2-Q3 2020, estimated delays over a number of years, due in part to the nature of long payment plans.
2) Beginning in Q1 2020, ERC and collections include recovered court costs and 15-year rolling curves.

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3. Credit highlights 14 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix ENCORE – A HIGHLY ATTRACTIVE CREDIT STORY Encore attributes Regulatory & Disciplined Scale & Consumer Data and analytical compliance capital efficiency focus leadership excellence allocation Large market size These factors make Encore what it is today ... High degree of market sophistication A.A We are a leading operator in our core U.S. and U.K. markets with attractive long term growth prospects and strong competitive advantages Consistency of front-book B.B Our scale, operational differentiation and compliance excellence drive strong risk opportunities adjusted returns Granular, diversified C.C 20+ years of experience have created a large, diversified back-book generating resilient portfolios cash flows D.D Strong operating performance and capital allocation discipline support Encore’s healthy Back-book Unsecured consumer finance market attributes consumer finance Unsecured market financial profile resilience 15 Proprietary and Confidential

A. A leading operator in our core U.S. and U.K. markets with attractive long term growth prospects & strong competitive advantages 16 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Leading operator | Appendix

FOCUS ON MARKETS WITH ATTRACTIVE STRUCTURAL CHARACTERISTICS

	Attributes that we believe make a market attractive
1 **Large, consistent opportunity**	‣ Ability to develop sustainable scale ‣ Consistent, long term flow of front-book opportunities as a result of debt sales being an embedded part of the financial ecosystem ‣ Fresh, early bucket delinquent debt sales
2 **Regulatory framework**	‣ Strong regulatory framework that supports banks to outsource or sell ‣ Mature legal framework providing enhanced risk management
3 **High degree of sophistication and data availability**	‣ Availability of data to enable informed investment decisions ‣ Sophisticated sellers who recognize the benefits of credit management services ‣ Operations and data analytics that drive outperformance and competitive advantage
4 **Low through-the-cycle risk profile**	‣ Low volatility of long term returns ‣ Risk management – granular, diversified portfolios that provide effective mitigation of risk ‣ Resilience in the event of macroeconomic shocks

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Transaction overview Company overview Credit highlights Leading operator Appendix OUR CORE MARKETS ARE UNDERPINNED BY LARGE, ESTABLISHED CONSUMER SECTORS Key markets in the U.S. & Europe (Unsecured outstanding consumer credit, US$ billions). Core markets 992 256 177 162 97 81 16 U.S. U.K. Germany France Italy Spain Greece 1. Consistent opportunity… 9 9 ~ ~ ~ 9 8 2. Regulatory framework… 9 9 ~ ~ ~ ~ 8 3. Sophistication & data… 9 9 ~ ~ 8 8 8 4. Low risk profile… 9 9 9 9 8 ~ 8 Source: U.S. Federal Reserve data for June 2020, as of August 2020, European Central Bank data for June 2020 as of August 2020 and Bank of England data for June 2020 as of August 2020. Management insights. Note: Consumer credit converted to US$ at FX rate prevailing on June 30, 2020 for Bank of England data and for European Central Bank data. U.S. unsecured outstanding consumer credit defined as total revolving debt outstanding, excluding student loans. 18 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Leading operator | Appendix

THE MARKET OPPORTUNITY IS SIGNIFICANT…

United States — Population: 329m

- Total Revolving Debt Outstanding $1.1tn[1]
- Credit Card Net Charge-Off Rate 3.7%[1]
- Approximate revolving debt charged-off annually $50bn[2]
- We estimate approximately $20bn of Face Value was sold in 2019

Investment value of ~$2bn

United Kingdom — Population: 67m

- Total Unsecured Consumer Credit Outstanding $297bn[3]
- Unsecured Credit Net Charge-Off Rate 2.4%[3]
- Approximate debt charged-off annually $8bn[2]
- We estimate approximately $6bn of Face Value was sold in 2019[4]

Investment value of ~$1bn

Key global factors driving NPL supply

United States

Fresh paper supply now dominates the US market

(94% of deployments[5] by MCM in U.S. in fresh paper)

Potential return of large issuers

(Issuers not currently selling produce ~40% of charge-offs)

United States and United Kingdom

Consumers have accumulated historically high levels of indebtedness

Banks have fewer qualified debt buyers and servicers

United Kingdom

Increasing regulatory pressure on banks to reduce NPL stockpiles

(Unsecured NPLs to be written off after 3 years[6])

IFRS9 calls for accelerated recognition of impairments

(~9% increase in provisions[8])

Banks choosing to outsource credit management

(Front-end processes prioritized over back-end[7])

Source: Federal Reserve, Bank of England, U.S. Bureau of the Census, U.K. Office for National Statistics, Encore management estimates.

Note: Dollar denominated data in United Kingdom funnel converted from GBP to US$ at exchange rate of 1.2400 prevailing on 31-Mar-20 and 1.2356 prevailing on 30-Jun-20.

1) Federal Reserve update for Q4 2019 as of Q2 2020, not seasonally adjusted and excludes loans secured by real estate.
2) Assumes 17.5% Recovery Rate to Estimate Gross Charge-Offs.
3) Bank of England consumer credit data as of December 2019.
4) U.K. Face Value sold is close to 100% of approximate debt charge offs due to backlog of debts as well as new entrants in the market and existing sellers selling more.
5) Deployments in 2019.
6) European Central Bank implementing tougher rules on NPL inventory.
7) Banks facing constraints on compliance expertise, IT capex and operations headcount, deemphasizing in-house credit management.
8) As a result of accelerated impairment recognition under IFRS 9, provisions are estimated to increase by 9% with a day-one impact on CET1 of 51bps. European Banking Authority quantitative impact analysis, December 2018.

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Transaction overview Company overview Credit highlights Leading operator Appendix … WITH NEW NPL GENERATION LIKELY TO GROW SIGNIFICANTLY Unsecured consumer lending and total charge-off rate ` Banks’ charge-off rates and loan loss allowances at highest level ` Rapid consumer credit growth in the U.K. will drive meaningful in the last six years supply growth ` As the current situation runs its course, we expect the charge-off ` Early signs of increasing default rates visible – potential further rate to react to the spike in unemployment in the U.S. acceleration due to Brexit implications 250 11,100 15% 10% 1,0001 900 2200 12% 8% 800 Charge-Off Rate, Unemployment Rate Rate Unemployment Rate, Charge-Off Charge-Off Rate, Unemployment Rate Rate Unemployment Rate, Charge-Off 700 1150 9% 2020E 600 6% 500 6% 1100 Lending $bn Lending 400 Lending £bn 4% 300 3% 50 200 2% Revolving consumer credit outstanding Total unsecured lending 100 Derived total unsecured annualised quarterly charge-off rate Derived total unsecured annualised quarterly charge-off rate U.S. Unemployment Rate U.K. Unemployment Rate 0 – 0 – Source: For U.S. – June 2020 - U.S. Federal Reserve revolving consumer credit, seasonally adjusted & credit card net charge-off rate. Unemployment rate – St. Louis Fed as of June 2020. For U.K. – Bank of England – March 2020 for charge-offs and June 2020 for unsecured lending – excludes student loans. Unemployment rate – Office of National Statistics as of June 2020. 20 JPM report. Proprietary and Confidential

Transaction overview Company overview Credit highlights Leading operator Appendix FEWER SCALED PLAYERS WILL BENEFIT FROM THE CURRENT CREDIT CYCLE AS A RESULT OF INDUSTRY CONSOLIDATION 2011 Today 2011 Today RMS Source: Company and peer websites, annual filings and press releases. 21 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Leading operator | Appendix

WE BENEFIT FROM STRONG COMPETITIVE ADVANTAGES

		U.S.	U.K.
Regulation	• Mature markets entail high legal, regulatory and compliance obligations • Replicating Encore's compliance infrastructure would entail prohibitive time, cost & licensing requirements	▸ State-by-state regulation – often demands licensing ▸ Significant prescriptive regulation – proposed CFPB rules 500+ pages	▸ FCA authorization required for servicing / SRA for litigation ▸ Principles based – intense focus on consumer treatment
Client relationships	• Banks reduce number of servicers to handful of trusted key partners • Comprehensive and regular client audits	▸ Agile response to issuer requests for spot transactions ▸ Bank restrictions on resale of debt	▸ Deeper relationships from BPO and debt servicing history leads to proprietary purchase opportunities
Proprietary data	• High frequency of consumer interaction enables consumer centric outcomes • Large data warehouse leads to improved pricing, collections efficiency and fair consumer treatment	▸ Over 2,900 portfolios acquired / 25+ years of data ▸ Relationship with 1/5 U.S. consumers	▸ Over 2,000 portfolios acquired / 20+ years of data ▸ Relationship with 1/8 U.K. consumers
Scale	• Scale of operations allows investment in infrastructure and compliance • Diversified access to capital markets lowers cost of funding and facilitates liquidity management	▸ Ability to operate in all 50 states with licenses in every state where required, with approximately 4,300 employees[1]	▸ Largest U.K. financial services portfolio with approximately 3,300 employees[1]

Note: CFPB = Consumer Financial Protection Bureau, FCA = Financial Conduct Authority, and SRA = Solicitors Regulation Authority.
1) Total global employees contributing to the U.S. business. Number of employees as of Q1 2020, as not publicly disclosed in Q2 2020.

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B. Our scale, operational differentiation and compliance excellence drive strong risk adjusted returns 23 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Scale & differentiation | Appendix

OUR MARKET-LEADING SCALE AND OPERATIONAL DIFFERENTIATION DELIVER MARKET-LEADING RETURNS

Leading ERC across U.S. and U.K.[3]


(US$ millions)
8,382 (4)
1,048
4,091
3,243
6,942
6,570
372
6,352
1,670
3,316
1,366
5,089
2,022
3,067
3,826
2,903
922
2,177
1,350
827
encore
intrum
PRA Group
Lowell
Hoist Finance
ARROW
U.S. ERC
U.K. ERC
Other ERC

Operating return on portfolios for leading debt purchasing players[1]


Servicing % of revenue
59%
9%
1%
17%
3%
25%
17% (2)
15%
9%
7%
3%
n.m. (5)
Encore's returns are noteworthy relative to peers, whose returns reflect a larger share of income from non-portfolio revenue sources intrum
encore
PRA Group
Lowell
Hoist Finance
ARROW

Source: Company filings for Encore and relevant peers as of LTM latest available quarter.
1) Calculated as operating profit divided by average book value of portfolios. Data as of period lasting last twelve months to Q2 2020 for Encore, Arrow Global, Hoist Finance, Intrum, Lowell and PRA Group.
2) Based on operating profit adjusted for goodwill impairments.
3) Company information as of latest reported quarter; Non-USD figures translated at spot rate as of quarter end. ERC as reported for Encore; PRA Group: (total); Lowell: (180 months), geographic split of 120 months ERC applied to 180 months; Intrum (total) and Hoist Finance (180 months), U.K. share of ERC calculated buy applying U.K. net carrying value of NPL portfolios as of June 2020 to global ERC; Arrow Global: (120 months), U.K. share of ERC calculated by applying 84 months U.K. split of ERC.
4) Gross ERC includes expected collections on real estate-owned assets of approximately $79.8 million in other geographies.
5) In Q2 2020, Arrow Glboal recorded a £133m impairment charge in relation to COVID-19, resulting in a operating loss for the twelve months to Q2 2020.

encore CAPITAL GROUP
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Transaction overview | Company overview | Credit highlights | Scale & differentiation | Appendix

SUPERIOR DATA ANALYTICS DRIVES OUR ENHANCED CONSUMER CENTRIC APPROACH

Data assets

US

- ~109 million accounts
- ~60 million consumers
- On average, we have an existing relationship with ~40% of consumers in each new portfolio

UK

- ~9 million accounts
- ~1.7 billion transaction records
- ~160 million financial transactions
- ~780 million dialer records
- ~17 million litigation records

Advanced analytics

- Sophisticated use of speech analytics
  - Real-time analytics
  - Call library for training
- Speech analytics underpins valuation and pricing rigor
- Substantial experience & expertise: more than 20 years of data, insights, modelling and operational integration
- Advanced and sophisticated set of litigation scorecard models
- Proprietary scorecards for legal placement, direct mail, call center effort

Consumer centric execution

- Real-time sentiment analysis informing approach to next interaction with consumer
- Insights from data and analytics integrated across business processes
- Automated process to update consumer profile and treatment based on real time internal and external data
- Post call consumer feedback
- Proprietary data, advanced analytics, supporting appropriate consumer-level engagement

Source: Company information.

encore CAPITAL GROUP
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Transaction overview | Company overview | Credit highlights | Scale & differentiation | Appendix

CONSUMER FOCUS AND OPERATIONAL ENHANCEMENTS HAVE IMPROVED LIQUIDATION EFFECTIVENESS

Past	Today
Maximized collections with large scale, high speed approach	Optimize lifetime liquidation with high touch, focused approach
Often brief, discount-focused calls	Connect with consumer through longer conversations
Collection channels provided limited interaction and few payment options	Offer expanded interaction and payment options to consumers

Improved collection efficiency


(Indexed performance in first 12 months)[1]
100
144
100
137
Payer rate(2)
Cumulative cash liquidation rate(3)
Avg. of '13-'15A vintages
Avg. of '16-'18A vintages


(Indexed performance in first 12 months)
100
122
100
131
Payer rate(2)
Cumulative cash liquidation rate(3)
'14A(4)
'18A(4)

1) Average payer rate and cumulative cash liquidation rate on 2013 to 2015 vintages indexed to 100 and benchmarked against vintages raised in 2016 to 2018.
2) Payer rate represents percentage of accounts paying in the first 12 months.
3) Cumulative cash liquidation rate represents percentage of face value collected in the first 12 months.
4) Comparable portfolios for 2014 and 2018 sold by the same vendor.

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Transaction overview | Company overview | Credit highlights | Scale & differentiation | Appendix

OUR FOCUS ON RISK MANAGEMENT AND COMPLIANCE IS A COMPETITIVE ADVANTAGE

Encore is highly focused on regulatory compliance

Principled treatment of consumers

- MCM Consumer Bill of Rights

Midland Credit Management – an encore capital group company – Consumer Bill of Rights

Compliance capabilities

- Encore has heavily invested in both personnel and processes to support the changing regulatory landscape
- Large team of specialists ensuring regulatory compliance

Collaborative relationship with regulators

cfpb Consumer Financial Protection Bureau

FEDERAL TRADE COMMISSION PROTECTING AMERICA'S CONSUMERS

Encore's issuer certification program is a key differentiator

MCM averages roughly 35 issuer audits and due diligence exercises per year

- The certifications received through these audits are a prerequisite for purchasing debt from issuers
- Encore has achieved certification from all major U.S. issuers who sell their charged-off accounts

Issuer Review / Audit Process

Cycle I: Request for information → Cycle II: On-Site Audit → Cycle III: Post On-Site Follow-Up Requests → Cycle IV: Audit Report Received → Approval / Certification

"Encore by far is the most transparent, prepared, and buttoned up of any debt buyer we've audited. You have raised and set a new bar in the industry."

- Top 5 Credit Card Issuer

Source: Company information.

encore CAPITAL GROUP

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Transaction overview | Company overview | Credit highlights | Scale & differentiation | Appendix

HIGHLY EXPERIENCED OPERATOR IN TIGHTLY REGULATED ENVIRONMENT

Leading track record of regulatory approval

- First large U.K. CMS company to receive full FCA authorization
- In-house legal expertise regulated by the Solicitor Regulation Authority (SRA)

FCA

Solicitors Regulation Authority

Recognized industry leadership

Best vulnerable consumer strategy ***WINNER***

Best Use of Technology ***WINNER***

Best Debt Purchaser & Best Vulnerable Strategy ***WINNER***

Best legal service provider ***WINNER***

UK Customer Satisfaction Awards 2019 ***WINNER***

Law Firm of the Year ***WINNER***

U.K. consumer satisfaction index[1]

(Comparison with selected banks)



84.0
80.1
78.1
77.7
77.7
CABOT CREDIT MANAGEMENT
Santander
LLOYDS BANKING GROUP
BARCLAYS
HSBC

Google reviews[2]

(Google rating out of 5 stars, selection of peers that management believes are key competitors for comparison purposes)



4.4
3.5
1.8
1.1
CABOT CREDIT MANAGEMENT
Lowell
LINK
ARROW

Self-reported complaints[3]

(# of complaints received per 1,000 accounts, comparison with selected banks)



0.59
5.72
5.94
6.3
11.09
CABOT CREDIT MANAGEMENT
LLOYDS BANKING GROUP
BARCLAYS
Santander
HSBC

encore CAPITAL GROUP

Source: Company information.
Note: Debt purchasing peers are not part of the U.K consumer satisfaction index.
1) Consumer satisfaction survey run by the Institute of consumer Service. Respondents are asked to rate their experience of individual organizations they have dealt with in the previous three months, using a scale of 1 – 10. These scores are then multiplied by ten so that the index scores are expressed as a number out of 100.
2) Data collected from Google reviews web page as of 13-Aug-20. Cabot rating represents Cabot Financial, our UK debt purchase subsidiary.
3) Self reported complaints data for the period H1 2020 for Cabot and for H1 2019 for selected banks.

28

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C. 20+ years of experience have created a large, diversified back-book generating resilient cash flows 29 Proprietary and Confidential

Transaction overview Company overview Credit highlights Resilient business Appendix HIGHLY DIVERSIFIED BACK-BOOK 2020 pre-2014 Estimated remaining collections, US$ millions 8% 10% 2019 Short-tailed curve in U.S. reduces performance 2014 risk 8% 9 15% Long-tailedLong tailed ccurve r e in EEurope rope represents higher focus on payment plans, thus reducing 9 Europe 2015 reinvestment risk 5% U.S. ERC by geography & other and vintage year 51% 2018 49% 4% 2016 8% Total ERC: $8.4bn(1) 7% 1,808 5% 2017 2017 3% 8% 2% 2016 2% 622 2015 6% 7% 2018 2% 1,308 2014 pre-2014 2020 2019 1,048 922 547 943 276 717 463 557 1,186 899 399 437 352 761 339 289 646 287 480 247 319 214 218 150 106 74 150 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 10+ Years US Europe and other Source: Company information, public filings. Note: ERC as of Q2 2020; Year 1 amount represents Estimated Remaining Collections for the 6 month period from July 2020 to December 2020. 1) Includes $79.8m of real estate-owned assets in Q2 2020. 30 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Resilient business | Appendix

DEMONSTRATED BACK-BOOK RESILIENCE DURING PERIODS OF ECONOMIC STRESS

Unprecedented stress during financial crisis

Extract from Encore 2008 10-K:

"The United States and global economies are currently in turmoil. In the U.S., the availability of credit is limited, unemployment rates are at 25-year highs as more layoffs are announced weekly, credit card charge-offs and delinquencies have increased more than 33% in the last year, home foreclosures have dramatically increased and the housing market is experiencing a significant downturn…

… As a result of the deteriorating economic conditions, … we have seen a shift in payments from consumers from single payment settlements to payment plans…

… prices for fresh charge-offs (receivables that are sold immediately after charge-off) have declined from 8% – 13% of face value in early 2008 to 6% – 10% of face value in late 2008."

Limited impact on back-book collections


Monthly collections (US$ millions)
U.S. unemployment rate
16
14
12
10
8
6
4
2
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
2005 2006 2007 2008 2009 2010 2011 2012 2013
2005
2006
2007
U.S. unemployment rate


Monthly collections (£ millions)
U.K. unemployment rate
4
3
2
1
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
2005 2006 2007 2008 2009 2010 2011 2012 2013
2005
2006
2007
U.K. unemployment rate

Source: Company information, United Kingdom Office of National Statistics, Federal Reserve.

Period of rising unemployment

31

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Transaction overview Company overview Credit highlights Resilient business Appendix FINANCIAL CRISIS PROVIDED SIGNIFICANT OPPORTUNITIES FOR MCM AND HIGHLIGHTED BACK-BOOK RESILIENCE MCM increased its level of investment at attractive returns… … and significantly improved its collection efficiency Purchases and life-time money multiples, US$ millions Collections and cost-to-collect, US$ millions 204 228 253 357 384 549 355 399 488 605 761 948 35x33.5x 3.4x34 51.5%51 5% 5050.2% 2% 3.0x 3.2x 47.6% 43.7% 42.2% 40.4% 2.7x 2.4x 2007 2008 2009 2010 2011 2012 2007 2008 2009 2010 2011 2012 Life-time MM Purchases Cost-to-collect Collections Cumulative collections vs. original 2007 ERC forecast(1) Net income through the crisis US$ millions US$ millions Financial crisis 1,100 At the end of the initial ERC forecast period (in 2013), 1,043 69 cumulative performance had (1) 61 900 recovered to 100% 892 49 17% cumulative outperformance vs 700 initial forecast 33 500 12 14 300 2007 2009 2011 2013 2015 2017 2019 2007 2008 2009 2010 2011 2012 Actual Cumulative Collections Initial ERC Forecast Source: Company information. Note: As of Q2 2020. Life-time money multiples: actual collections plus estimated remaining collections for a given vintage as a multiple of original purchase price. Management utilizes adjusted operating expenses in order to facilitate a comparison of approximate costs to cash collections for our portfolio purchasing and recovery business (cost-to-collect). Adjusted operating expenses for our portfolio purchasing and recovery business are calculated by starting with GAAP total operating expenses and backing out operating expenses related to non-portfolio purchasing and recovery business, acquisition, integration and restructuring related operating expenses, 32 stock-based compensation expense, settlement fees and related administrative expenses and other charges or gains that are not indicative of ongoing operations. 1) In 2007, ERC forecast was through 2013 only. Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Resilient business | Appendix

U.K. PAYERS ARE RESILIENT – PAYING ACCOUNTS COMPRISE MORE OF OUR U.K. COLLECTIONS POST CRISIS

Cumulative performance of 2005 vintage vs IC[1] estimates


112%
98%
77%
Settlements
Regular payers
Total

- ✓ Overall cumulative performance at 98% of initial pricing curve
- ✓ Cash flow tail still generates incremental value – 3.9% of investment value in 2019
- ✓ Demonstrates resilience of regular payers during financial crisis

Greater proportion of collections from resilient sources


Overall collections from payers
Settlement cash from litigation
77%
3%
74%
93%
7%
86%
2006
2019

- ✓ Greater proportion of collections from payers (payment plans and settlements), who demonstrated resilience during the financial crisis
- ✓ Increase in collections from litigation activity (including security over property)
- ✓ Significant reduction in collections expected to be at risk in the event of macro economic stress (down from 23% to 7%)

Note: Cabot + Marlin U.K. portfolios originated in 2005.
1) Cumulative performance up until Q2 2020. IC estimates refer to initial estimates approved by the investment committee.

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D. Strong operating performance and discipline support Encore’s healthy financial profile 34 Proprietary and Confidential

Transaction overview Company overview Credit highlights Financial profile Appendix CREDIT STRENGTH DEMONSTRATED BY CONSERVATIVE LEVERAGE PROFILE Net leverage Net Debt / Adjusted EBITDA(1) 4.8x Net Secured Debt / Adjusted EBITDA(1) 44.4x.4x Leverage through the bonds(2) 4.1x 3.9x 3.1x 2.5x 2.0x 4.0x4.0x 3.8x 2.0x 1.5x 1.6x 0.9x Pro forma Current Peers(3) Corporate Rating: Moody’s 㻌 [Ba2](4) B1 Ba1 Ba3 Ba3 Ba2 B3 Fitch (4) NR(5) (5) (5) (5) [BB+] BB+ NR NR BB NR Note: Data as of most recent reported quarter – Pro Forma for the transaction for Encore. Cabot, Encore, Arrow Global, B2Holding, Intrum, Lowell and PRA Group as of Q2 2020. Net debt represents debt less unrestricted cash and cash equivalents excluding client cash. See Appendix for a reconciliation of Net Debt to GAAP Debt. For Cabot, based on IFRS and therefore not comparable to Encore’s financial presented throughout this presentation. 1) Adjusted EBITDA includes collections applied to principal balance. See appendix for a reconciliation of Adjusted EBITDA to GAAP net income. 2) Refers to secured bonds for Lowell. 35 3) All data sourced from public filings. 4) Expected ratings. 5) NR: Not rated. Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Financial profile | Appendix

DEPLOYING CAPITAL AT STRONGER MONEY MULTIPLES AND ACHIEVING GREATER OPERATIONAL EFFICIENCY…

Global collections multiples

- MCM deployments at consistently improving multiples since 2015 as market conditions have improved
- Cabot deployments at improving returns, albeit with a shift in 2017 and 2018 to paying portfolios (lower purchase multiples but strong returns due to lower cost to collect)


2.0x
1.8x
2.1x
1.9x
2.1x
2.0x
2.0x
2.3x
2.1x
2.4x
2015
2016
2017
2018
2019
YTD 2020
Initial cumulative multiple (1)
Life-time money multiple (2)

Overall cost-to-collect[3]

- Over 300bps reduction in cost-to-collect leveraging scale to drive improvements
- MCM driving cost efficiencies through collection channel optimization and effective operations growth in lower cost locations
- Cabot delivering margin improvements through ongoing program of cost efficiencies, and recent focus on paying portfolios


39.2%
38.5%
39.5%
37.9%
37.0%
35.9%
2015
2016
2017
2018
2019
LTM Q2'20
Cost-to-Collect

1) Based on expected cumulative collections at the time of portfolio acquisition.
2) Calculated as (collections to date plus ERC) / purchase price.
3) Cost-to-collect presented on a reported basis for portfolio purchasing and recovery.

36

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Transaction overview Company overview Credit highlights Financial profile Appendix … TO ENABLE STRONG CASH FLOW GENERATION Illustrative estimated excess cash flow generation waterfall For the twelve months ended June 30, 2020 (US$ millions) 35 175 Collections applied 36 to principal 740 882 Adjusted EBITDA(1) 561 172 (3) Adjusted EBITDA + Capex Cash Interest Cash Tax Estimated ERC Estimated Excess Cashh (2) Collections applied to Replenishment Rate principal (1) 1) See Appendix for a definition and reconciliation of Adjusted EBITDA to GAAP net income. 2) Estimated ERC Replenishment Rate represents management’s estimate of the amount of purchases that were needed to replenish ERC in order to maintain a steady state ERC balance. The Estimated ERC Replenishment Rate is an illustrative calculation based on management’s estimates and assumptions with respect to money multiples and the amount of ERC to be replenished. The Estimated ERC Replenishment Rate may be determined or calculated differently by other companies. Actual 37 purchases made during the period were $857 million. See Appendix for the calculation the Estimated ERC Replenishment Rate. 3) Estimated Excess Cash represents management’s calculated sum of the amounts and estimates set forth on this page. It is provided for illustrative purposes only and does not represent actual cash flows during any period or amount of cash available at any time. Proprietary and Confidential

Transaction overview Company overview Credit highlights Financial profile Appendix LIQUIDITY CHARACTERISTICS OF ENCORE’S BUSINESS ` Compared to other financial services companies, Encore has a high cash conversion rate: ` For every $1 of gross collections, we generate ~$0.50 in cash before portfolio purchases (but after interest and taxes). ` This is equivalent to ~$80 million of cash generated per month after interest and taxes ` In the event collections were to decline significantly, we have great flexibility to reduce portfolio purchases and operating expenses (much of which are variable and directly related to collections) ` Lower portfolio purchases don’t jeopardize back book collections ` Unlike issuers of consumer credit, our consumers don’t need to be supported with further lending from us ` If we ever need to shrink the business, we can generate a large amount of cash in almost any environment 38 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix ENCORE – A HIGHLY ATTRACTIVE CREDIT STORY A leading operator in our core U.S. and U.K. markets with attractive long term growth A prospects and strong competitive advantages Our scale, operational differentiation and compliance excellence drive strong risk B adjusted returns 20+ years of experience have created a large, diversified back-book generating C resilient cash flows Strong operating performance and capital allocation discipline support Encore’s healthy D financial profile 39 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix CONCLUSION Combination leverages the size of Encore and Cabot to create a Global leader Broad geographic footprint across the most mature markets Sophisticated compliance and regulatory stakeholder management Diversified asset base and cycle-tested business providing attractive free cash flow profile Enhanced access to capital markets across continents Prudent leverage vs. peers – guidance of 2.0x – 3.0x reflecting conservative capital management strategy 40 Proprietary and Confidential

Appendix 41 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix KEY PERFORMANCE INDICATORS Operating (all figures in USD 000s) 31-Dec-17 31-Dec-18 31-Dec-19 31-Mar-20 30-June-20 30-June-20 (LTM) (2) (2) (2) (2) 84m ERC 6,013,943 6,284,688 6,875,307 6,948,213 6,877,976 6,877,976 (2) 180m ERC 6,955,314 7,164,099 7,825,474 8,458,948(2) 8,381,829(2) 8,381,829(2) (1) Purchases 1,045,829 1,131,095 988,292 209,045 141,613 839,013 Purchase multiple (for the year) 2.0x 2.0x 2.1x 2.3x 2.4x 2.2x (3) Servicing as % of total revenue (for the period) 8% 11% 10% 11% 6% 9% Cost to collect 40% 38% 37% 37% 31% 36% Performance 31-Dec-17 31-Dec-18 31-Dec-19 31-Mar-20 30-June-20 30-June-20 (LTM) Total collections 1,767,644 1,967,620 2,026,928 527,279 508,215 2,033,688 (4) Total revenue 1,187,038 1,362,030 1,397,681 289,081 426,033 1,418,844 Adjusted EBITDA & collections applied to principal 31-Dec-17 31-Dec-18 31-Dec-19 31-Mar-20 30-June-20 30-June-20 (LTM) Adjusted EBITDA 406,607 461,557 505,851 62,640 236,218 560,929 Collections applied to principal 673,035 759,014 765,748 268,575 106,921 739,593 Profitability 31-Dec-17 31-Dec-18 31-Dec-19 31-Mar-20 30-June-20 30-June-20 (LTM) (6) Operating margin 27% 30% 32% 16% 52% 34% RoAE 14.6% 16.6% 18.2% NM(4) 13.4% 20.8% Credit statistics 31-Dec-17 31-Dec-18 31-Dec-19 31-Mar-20 30-June-20 30-June-20 (LTM) (5) Gross debt / Adjusted EBITDA 3.3x 2.9x 2.8x 2.7x 2.6x 2.6x (5) Net debt / Adjusted EBITDA 3.1x 2.8x 2.7x 2.6x 2.4x 2.4x (5) Adjusted EBITDA / Interest expense 5.3x 5.1x 5.6x 6.1x 6.8x 6.1x LTV (Net debt as % of 84m ERC) 55% 55% 50% 47% 46% 46% LTV (Net debt as % of 180m ERC) 48% 48% 44% 39% 37% 37% Source: Company information. 1) Net of put backs and co-investment purchases. 2) Includes $92.4m, $86.2m and $79.8m of real estate-owned assets in Q4 2019, Q1 2020 and Q2 2020, respectively. Prior years of reported ERC figures did not include real estate-owned assets. 3) Represents servicing revenue and other revenues. 4) Q1 2020 includes a non-cash charge of $109m related to anticipated collection delays due to the COVID-19 pandemic. 42 5) Adjusted EBITDA includes collections applied to principal balance. 6) Calculated as operating income divided by total revenue. Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix LIMITED NEAR TERM DEBT MATURITIES Disciplined construction of capital stack with well spread debt maturities post-transaction Amended Private Placement Notes (Encore) 2021 Convert (Encore) 2022 Convert (Encore) 2025 Convert (Encore) 2023 Exchangeable Notes (Encore) 2025 ABL Facility (Cabot) Amended Senior Secured Notes (Cabot) Amended Floating Rate Notes (Cabot) Global Revolver New secured financingg (1) 2,500 2,000 1,500 1,000 500 - 2H 2020 1H 2021 2H 2021 1H 2022 2H 2022 1H 2023 2H 2023 1H 2024 2H 2024 1H 2025 2H 2025 Source: Company information. 1) Assumes that the Stretch Facility is fully refinanced with debt which is pari passu to the existing Cabot SSNs. 43 Proprietary and Confidential

Transaction overview | Company overview | Credit highlights | Appendix

ESTIMATED ERC REPLENISHMENT RATE CALCULATION

ERC Replenishment Rate Calculation
For the twelve-month period ending June 30, 2020

12 month ERC at June 30, 2020	1,852	a
12 month ERC at June 30, 2019	1,853	b
Average 12 month ERC[1]	**1,852**	(a+b)/2=c
Estimated initial money multiple[2]	2.1x	d
Estimated 12M ERC Replenishment Rate[3]	**882**	c/d

In line with:

- ***Average initial money multiple over the past ten years***
- ***2019 initial money multiple***

Footnotes and definitions

1) Average 12-month ERC represents management's estimate of the amount of ERC that would need to be replenished in order to maintain a steady state ERC balance. Utilizing the Average 12-month ERC to estimate the ERC Replenishment Rate may result in understating the ERC Replenishment Rate as the method assumes that all purchases are made at period end. Management utilizes Average 12-month ERC to estimate the ERC Replenishment Rate to enable comparability amongst competitors, many of whom utilize this same method.

2) Money multiples represent total expected gross cash collections divided by portfolio acquisition price. Initial money multiple represents the money multiple reported at the end of the year of acquisition.

3) Estimated ERC Replenishment Rate represents management's estimate of the amount of purchases that were needed to replenish ERC in order to maintain a steady state ERC balance. The Estimated ERC Replenishment Rate is an illustrative calculation based on management's estimates and assumptions with respect to money multiples and the amount of ERC to be replenished. The Estimated ERC Replenishment Rate may be determined or calculated differently by other companies. Actual purchases during the period were $857 million.

Source: Company information.

encore CAPITAL GROUP

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Transaction overview | Company overview | Credit highlights | Appendix

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In $ Thousands) Six Months Ended

	2017	2018	2019	1H2019	1H2020
GAAP net income (loss), as reported	$ 78,978	$ 109,736	$ 168,909	$ 86,264	$ 120,205
(Income) loss from discontinued operations, net of tax	199	-	-	-	-
Interest expense	204,161	240,048	226,760	118,880	104,989
Interest income	(3,635)	(3,345)	(3,693)	(2,260)	(1,559)
Provision (Benefit) for income taxes	52,049	46,752	32,333	15,426	40,128
Depreciation and amortization	39,977	41,228	41,029	19,736	20,827
Stock-based compensation expense	10,399	12,980	12,557	5,407	9,305
Acquisition, integration and resructuing related expenses[1]	11,962	7,523	7,049	2,526	4,963
Gain on fair value adjustments ot contingent considerations[2]	(2,822)	(5,664)	(2,300)	(2,199)	-
Expenses related to Cabot IPO[3]	15,339	2,984	-	-	-
Loss on derivatives in connection with Cabot Transaction[4]	-	9,315	-	-	-
Loss on Baycorp Transaction[5]	-	-	12,489	-	-
Goodwill impairment[5]	-	-	10,718	-	-
Adjusted EBITDA	$ 406,607	$ 461,557	$ 505,851	$ 243,780	$ 298,858
Collections applied to principal balance[6]	673,035	759,014	765,748	401,651	375,496

1) Amount represents acquisition, integration and restructuring related expenses, which includes approximately $1.3 million of transaction costs incurred associated with the Baycorp Transaction during the year ended December 31, 2019. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore, adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the year ended December 31, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) For periods subsequent to January 1, 2020, Collections applied to principal balance represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) changes in expected recoveries. For periods prior to January 1, 2020, collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

Source: Company information.

encore CAPITAL GROUP

45

Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix RECONCILIATION OF NET DEBT Reconciliation of Net Debt (Unaudited, In $ Thousands) 31-Dec-19 30-Jun-20 GAAP debt 3,513,197 3,353,730 Add back: Debt issuance costs and debt discounts 73,237 63,017 Less: Cash and cash equivalents (192,335) (293,800) Add back: Client cash1 24,964 21,097 Net debt 3,419,063 3,144,044 31-Dec-19 30-Jun-20 Encore revolving credit facility 492,000 528,000 Encore term loan facility 171,677 164,033 Encore senior secured notes 308,750 276,250 Encore convertible notes and exchangeable notes 672,855 672,855 Less: Debt discount (30,308) (24,169) Cabot senior secured notes 1,129,039 1,085,279 Less: Debt discount (1,604) (1,347) Cabot senior revolving credit facility 285,749 203,349 Cabot securitisation senior facilities 464,092 433,976 Other credit facilities –– Other 54,151 43,984 Finance lease liabilities 8,121 9,021 Gross debt 3,554,522 3,391,231 Less: Debt issuance costs, net of amortization (41,325) (37,501) GAAP debt 3,513,197 3,353,730 1) Client Cash is cash that was collected on behalf of, and remains payable to, third party clients. Source: Company information. 46 Proprietary and Confidential

Transaction overview Company overview Credit highlights Appendix CABOT CURRENT CAPITALISATION TABLE Capitalisation table Current In GBP million 30-Jun-20 (£m) x EBITDA(1) LTV(2) Maturity LTM Adjusted EBITDA 342 84-month Estimated Remaining Collections 2,256 £375m super senior RCF 164 0.5x 7% 2023 Total gross super senior secured debt 164 0.5x 7% Total net super senior secured debt 120 0.4x 5% Senior Secured Notes 513 1.5x 23% 2023 Senior Secured FRN 362 1.1x 16% 2024 ABL 350 1.0x 16% 2025 Other debt 6 0.0x 0% Total gross secured debt 1,395 4.0x 62% Total net secured debt 1,351 3.9x 60% Cash available (44) (0.1x) (2%) Note: Based on IFRS and therefore not comparable to Encore’s financial presented throughout this presentation. 1) Based on LTM Adjusted EBITDA including collections applied to principal balance. 2) Based on 84-month Estimated Remaining Collections. 47 Proprietary and Confidential